Commitments and Contingencies	6 Months Ended
Jun. 30, 2024
Commitments and Contingencies [Abstract]
Commitments and contingencies
22.	Commitments and contingencies

Capital commitment

As a limited partner of those equity method investees disclosed in Note 10, the Group is committed to make further capital injection into the limited partnership in accordance with the respective partnership deeds. Such capital investment commitment amounted to RMB278,012 as of December 31, 2023 and June 30, 2024.

Lease commitment

The Group has entered into operating lease agreements for certain offices. Future minimum lease payments under non-cancellable operating leases with initial terms in excess of one year is included in Note 5.

The total future minimum lease payments under non-cancellable short-term leases, including the agreed property management fee, with respect to the office as of June 30, 2024 are payable as follows:

Lease Commitment
RMB
Within 1 year	97
Total	97